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                                                                  NEWS RELEASE
______________________________________________________________________________

CONTACT:  Carol Makovich
               (212) 258-5785


                      FINANCIAL TIMES MAKES "UNFORTUNATE
                     CHOICE OF HEADLINE,' RJR NABISCO SAYS


New YORK, NEW YORK -- March 22, 1996 -- RJR Nabisco Holdings Corp. (NYSE: RN) issued the following statement regarding today's article in the Financial Times of London that included comments by Steven F. Goldstone, president and chief executive officer of the company:
               "The Financial Times story contained an unfortunate choice for a headline on a thoughtful story.
               "As Mr. Goldstone said in that story, "You can't settle these cases on a case-by-case basis: it's irrational, and it's 100 percent wrong for our industry to do so."
         RJR Nabisco also said that its tobacco company has no intention of settling any of the litigation in which it is currently involved because it is confident it will win those cases. Mr. Goldstone's comments are consistent with that view.

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